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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               -----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            HANMI FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                                             95-4788120
--------------------------                             -----------------------
 (State of Incorporation                                   (I.R.S. Employer
     or Organization)                                     Identification No.)

   3660 WILSHIRE BOULEVARD, LOS ANGELES, CA                     90010
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 (Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to                      securities pursuant to
Section 12(b) of the Exchange               Section 12(g) of the Exchange
Act and is effective pursuant to            Act and is effective pursuant to
General Instruction A.(c), please           General Instruction A.(d), please
check the following box. / /                check the following box. /X/


Securities Act registration statement file number to which this form
relates:      333-32770
           ---------------
           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                            NAME OF EACH EXCHANGE
       TITLE OF EACH CLASS                  ON WHICH EACH CLASS IS
       TO BE SO REGISTERED                     TO BE REGISTERED
       -------------------                   ---------------------
             None                                   None

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.001 PAR VALUE PER SHARE
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                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Hanmi Financial Stock" included in the Registrant's Registration Statement on Form S-4 (Registration No. 33-32770), filed with the Securities and Exchange Commission and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         2.1. Amended and Restated Certificate of Incorporation of the Registrant, as amended. (Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-4
                  (Registration No. 333-32770) and incorporated herein by reference.)

         2.2 Amended and Restated Bylaws of the registrant. (Filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-32770) and incorporated herein by reference.)





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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  April 21, 2000                      HANMI FINANCIAL CORPORATION


                                            By:   /s/ YONG KU CHOE
                                                 --------------------------
                                                 Yong Ku Choe
                                                 Senior Vice President and
                                                 Chief Financial Officer